UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 15, 2023
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PLEXUS CORP.
(Exact name of registrant as specified in its charter)
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Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Plexus Way
Neenah, Wisconsin 54957
(Address of principal executive offices) (Zip Code)
Telephone Number (920) 969-6000
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PLXS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company    ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03    Amendment to Bylaws

On February 15, 2023, the Board of Directors of Plexus Corp. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”) to (a) align Sections 2.09 and 2.13 of Article II of the Bylaws with the Securities and Exchange Commission’s requirements regarding universal proxies pursuant to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended; and (b) replace references throughout the Bylaws to chairman or chairperson with the gender-neutral term “chair.”

This description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its 2023 Annual Meeting of Shareholders on February 15, 2023 (the “Annual Meeting”). Below are the voting results from the Annual Meeting:

Proposal 1:    The 11 individuals nominated by the Board of Directors for election as directors to serve until the Company's next annual meeting were elected by the Company’s shareholders with the following votes:

Director’s Name	Authority Granted to Vote “For”	Authority Withheld
Joann M. Eisenhart	24,648,491	163,842
Dean A. Foate	23,593,996	1,218,337
Rainer Jueckstock	24,387,753	424,580
Peter Kelly	22,837,973	1,974,360
Todd P. Kelsey	24,559,915	252,418
Randy J. Martinez	23,943,954	868,379
Joel Quadracci	23,917,830	894,503
Karen M. Rapp	24,410,742	401,591
Paul A. Rooke	21,688,202	3,124,131
Michael V. Schrock	23,404,353	1,407,980
Jennifer Wuamett	24,793,383	18,950
***
Broker non-votes:    1,200,373 in the case of each director

Proposal 2:    The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the proxy statement for the Annual Meeting, received the following votes:

For: 21,106,167    Against: 3,686,218    Abstain: 19,948

Broker non-votes: 1,200,373

Proposal 3:    The advisory proposal related to the frequency of future advisory votes to approve the compensation of the Company's named executive officers received the following votes:

1 Year: 22,652,272        2 Year: 29,297        3 Year: 2,118,594    Abstain: 12,170

Broker non-votes: 1,200,373

Proposal 4:    The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2023 with the following votes:

For: 24,754,935    Against: 1,249,442    Abstain: 8,329

Broker non-votes: 0

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Plexus Corp., effective February 15, 2023
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2023	PLEXUS CORP.
(Registrant)
By: /s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary